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                                                                   EXHIBIT 10.18



                            THIRD AMENDMENT TO LEASE

        THIS THIRD AMENDMENT TO LEASE ("AMENDMENT") is made and entered into as of ___________________, 2002, by and between W9/PC LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and HNC SOFTWARE, INC., a Delaware corporation ("TENANT").

                                   RECITALS:

        A. WHEREAS, Williams Properties I, LLC and Williams Properties II, LLC (collectively, the "ORIGINAL LANDLORD"), and Tenant entered into that certain Lease dated as of June 17, 1996 (the "ORIGINAL LEASE"), as amended by that certain First Amendment to Lease dated as of October 28, 1997 by and between Original Landlord and Tenant ("FIRST AMENDMENT") and by that certain Second Amendment to Lease dated as of April 13, 1998 by and between Landlord as successor-in-interest to Original Landlord and Tenant ("SECOND AMENDMENT") whereby Original Landlord leased to Tenant and Tenant leased from Original Landlord office space located in the building known as Cornerstone Plaza located at 6020 Cornerstone Court West, San Diego, California 92121. The Original Lease, as amended by the First Amendment and the Second Amendment may be collectively referred to herein as the "LEASE".

        B. WHEREAS, by this Amendment, Landlord and Tenant desire to correct the name of the Landlord; and

        C. WHEREAS, unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT:


        1. Landlord's name is hereby amended and corrected to read as follows:
"W9/PC LIMITED PARTNERSHIP, a Delaware limited partnership" wherever Landlord's name appears in the Lease.


                         [signatures on following page]

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        IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

"LANDLORD"                      W9/PC LIMITED PARTNERSHIP,
                                a Delaware limited partnership

                                By: W9/PC, Inc., a Delaware corporation,
                                    general partner

                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


"TENANT"                        HNC SOFTWARE, INC.,
                                a Delaware corporation


                                By:  /s/ MARY BURNSIDE
                                    --------------------------------------------
                                Print Name: Mary Burnside
                                           -------------------------------------
                                    Title:  COO
                                          --------------------------------------

                                By:
                                    --------------------------------------------
                                Print Name:
                                           -------------------------------------
                                    Title:
                                          --------------------------------------




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